SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 27, 2000


                            Union Pacific Corporation

          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Utah                      1-6075                  13-2626465
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  (State or Other            (Commission             (I.R.S. Employer
   Jurisdiction of            File Number)          Identification No.)
    Incorporation)

        1416 Dodge Street, Omaha, Nebraska              68179
        -----------------------------------------------------------
         (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (402) 271-5777


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.
        ------------

        Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on December 27, 2000 announcing Union Pacific Corporation's expected lower fourth quarter earnings and plan to reduce spending, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c)    Exhibits.
               --------

                  99 Press Release dated December 27, 2000 announcing Union Pacific Corporation's expected lower fourth quarter earnings and plan to reduce spending.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2000


                                            UNION PACIFIC CORPORATION


                                            By: /s/ James R. Young
                                            ----------------------
                                            James R. Young
                                            Executive Vice President - Finance

                                  EXHIBIT INDEX

        Exhibit Description

        99 Press Release dated December 27, 2000 announcing Union Pacific Corporation's expected lower fourth quarter earnings and plan to reduce spending.